                                                                     Exhibit 4.2
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          Incorporated Under the Laws of the Commonwealth of Virginia
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-----------                                                         -----------
 No.                                                                    Shares
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                               KRAFT FOODS INC.

                      Class B Common Stock (no par value)
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                          SEE LEGENDS ON REVERSE SIDE

This Certifies that                                             is the owner of
                   ---------------------------------------------
                                                 Shares of the Capital Stock of
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    Kraft Foods Inc., a Virginia corporation, fully-paid and nonassessable transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

        IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be
      hereunto affixed this            day of                  A.D.
                           ------------      ------------------     ----



(SEAL)          --------------------------      --------------------------
                        President                       Secretary


                          --------            ------
                           SHARES              EACH
                          --------     no     ------
                                    par value

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or the securities laws of any state. The shares may not be offered, sold, pledged or otherwise transferred unless they are registered under the Act and applicable state law or unless an exemption from registration is available.

The shares of Class B Common Stock represented by this certificate may not be transferred to any person in connection with a transfer that does not meet the qualifications set forth in Article III(B)(4)(d) of the Articles of Incorporation of this Corporation and no person who receives such shares in connection with a transfer that does not meet the qualifications prescribed by
Article III(B)(4)(d) is entitled to own or to be registered as the record holder of such shares of Class B Common Stock, but the record holder of this certificate may at such time and in the manner set forth in Article III(B)(4)(d) of the Articles of Incorporation convert such shares of Class B Common Stock into the same number of shares of Class A Common Stock for purposes of effecting the sale or other disposition of such shares of Class A Common Stock to any person. Each holder of this certificate, by accepting the same, accepts and agrees to all of the foregoing.


                         -----------------------------
                                  CERTIFICATE

                                      FOR



                                    SHARES


                                    of the

                                 Capital Stock









                                   ISSUED TO



                                     DATE




                         -----------------------------



        For Value Received,                    hereby sell, assign and transfer
                           -------------------
unto
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                                                                          Shares
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of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ---------------------------------------------
Attorney to transfer the said Stock on the books of the within named Company with full power of substitution in the premises.
        Dated
             --------------------------         ------------
             In presence of
                                                -------------------------------
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    NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
      AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR,
          WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.